UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2015
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01. Completion of Acquisition of Disposition of Assets
On April 21, 2015, FMC Corporation, a Delaware corporation ("FMC" or the "Company"), completed, through its wholly-owned subsidiary, the previously announced acquisition of Cheminova A/S, a Denmark Aktieselskab, from Auriga Industries A/S, a Denmark Aktieselskab, for aggregate purchase price of $1.8 billion, including assumption of debt (the "Transaction").

This 8-K/A amends the Form 8-K the Company filed on April 21, 2015 to include (i) audited consolidated financial statements for the year ended December 31, 2014 of Cheminova A/S and (ii) the unaudited pro forma consolidated financial information related to the Transaction, required by Items 9.01(a) and 9.01(b) of Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)    Financial Statements of the Business Acquired

Cheminova A/S audited consolidated financial statements as at, and for the year ended, December 31, 2014 are attached as Exhibit 99.1 to this Form 8-K/A.

(b)    Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information related to the Transaction is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i) Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2014.

(ii) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte Statsautoriseret Revisionspartnerselskab, Independent Auditor
99.1	Cheminova A/S Consolidated Financial Statements as of and for the year ended December 31, 2014
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: June 5, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte Statsautoriseret Revisionspartnerselskab, Independent Auditor
99.1	Cheminova A/S Consolidated Financial Statements as of and for the year ended December 31, 2014
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information